UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2005

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2005 (the "Effective Date"), CSK Auto, Inc. ("CSK"), a wholly owned subsidiary of CSK Auto Corporation (NYSE: CAO), and Mobile Productivity, Inc. ("MPI"), entered into a Stock Purchase Agreement and additional related documents (collectively, the "Transaction Documents") for the sale by CSK of all of the issued and outstanding capital stock of Automotive Information Systems, Inc. ("AIS"). AIS is a wholly owned subsidiary of CSK and provides diagnostic vehicle repair information to automotive technicians, automotive replacement parts manufacturers, automotive test equipment manufacturers and do-it-yourself consumers.

As consideration for the sale, CSK received a senior secured note in the amount of approximately $12,000,000, which is convertible into shares of MPI common stock under certain circumstances. CSK also obtained a license from MPI to utilize certain software products made available by AIS, and the right to designate one member of MPI's Board of Directors, in accordance with the terms of the Transaction Documents. Additional terms of the sale are as set forth in the Transaction Documents. The transactions contemplated by the Transaction Documents closed on the Effective Date.

The Company does not expect that this transaction will have a material impact on its financial statements. CSK acquired AIS in 1999, and had been examining alternatives that would allow it to maximize the potential value of AIS without significantly increasing its capital commitment.

Item 9.01. Financial Statements and Exhibits.

On January 21, 2005 (the "Effective Date"), CSK Auto, Inc. ("CSK"), a wholly owned subsidiary of CSK Auto Corporation (NYSE: CAO), and Mobile Productivity, Inc. ("MPI"), entered into a Stock Purchase Agreement (attached hereto as Exhibit 10.1) and additional related documents for the sale by CSK of all of the issued and outstanding capital stock of Automotive Information Systems, Inc. ("AIS"). On January 24, 2005, CSK Auto Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the close of the transaction on the Effective Date..

(c) The following exhibits are filed with this Form 8-K:

Exhibit No.-- Description
10.1-- Stock Purchase Agreement dated January 21, 2005
99.1-- Press release issued January 24, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

January 26, 2005	By:	/s/ Don W. Watson

Name: Don W. Watson
Title: Senior Vice President Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10..1	Stock Purchase Agreement dated January 21, 2005
99..1	Press release issued January 24, 2005